ProFund VP Europe 30

MAY 1, 2011

Summary Prospectus

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. The Fund’s full prospectus and statement of additional information, both dated May 1, 2011, as hereafter may be supplemented, are all incorporated by reference into this summary prospectus. All this information may be obtained at no cost either: online at profunds.com/variable_products.html; by calling 888-PRO-3637 (financial professionals should call 888-PRO-5717 (888-776-5717)); or by sending an e-mail request to info@profunds.com.

2	:: ProFund VP Europe 30

Important Information About the Fund

Investment Objective

ProFund VP Europe 30 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index (the “Index”). The Index, created by ProFund Advisors, is composed of companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on The NASDAQ Stock Market as depositary receipts or ordinary shares. The component companies in the Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of January 31, 2011, the Index included companies with capitalizations between $7.6 billion and $233.6 billion. The average capitalization of the companies comprising the Index was approximately $86.5 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.71%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.71%
Fee Waivers/Reimbursements*	-0.03%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Europe 30	$171	$536	$925	$2,017

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 180% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities, depositary receipts and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. Assets of the Fund not invested in equity securities, depositary receipts or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

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Depositary Receipts — The Fund may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and New York Shares (“NYSs”). ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. A NYS is a share of a New York registry, representing equity ownership in a non-U.S. company, allowing for a part of the capital of the company to be outstanding in the U.S. and part in the home (foreign) market.

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Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in

FUND NUMBER :: 211 ::	ProFund VP Europe 30 ::	3

managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. Swap-related financing, borrowing and other transaction costs will have the effect of lowering the Fund’s return. The cost to use derivatives increase as interest rates increases, which will lower the Fund’s return.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk in addition to those associated with investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Foreign Investments Risk — Exposure to securities of foreign issuers provides the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities.

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Geographic Concentration Risk — Because the Fund focuses its investments only in Europe, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in Europe and subject to the related risks.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2009): 25.85%;

Worst Quarter (ended 12/31/2008): -22.43%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Ten Years
ProFund VP Europe 30	2.63%	0.47%	-0.12%
Dow Jones STOXX 50 Index#	-11.92%	-2.36%	-1.77%
ProFunds Europe 30 Index#	2.57%	-0.74%	-0.71%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Alexander Ilyasov	Since November 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

P.O. Box 182800

Columbus, OH 43218-2800

ProFunds®

Post Office Mailing Address for Investments

P.O. Box 182800

Columbus, OH 43218-2800

Phone Numbers

For Financial Professionals: (888) PRO-5717 (888) 776-5717

For All Others: (888) PRO-FNDS (888) 776-3637 Or: (614) 470-8122

Fax Number: (800) 782-4797

Website Address: profunds.com

Investment Company Act File No. 811-08239